                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints  Phillip S.  Gillespie and Mitchell J. Lindauer and each of them, his true and lawful  attorneys-in-fact and agents, with full power of substitution and  resubstitution,  for him and in his capacity as  Trustee/Director  and/or officer of  Limited  Term New York  Municipal  Fund,  Oppenheimer  Convertible
Securities  Fund,  Rochester  National  Municipals,  Oppenheimer  MidCap Fund,
Oppenheimer Quest Capital Value Fund, Inc.,  Oppenheimer  Quest  International
Value Fund,  Inc.,  Oppenheimer  Quest Value Fund, Inc. and Oppenheimer  Quest
For Value Funds on behalf of  Oppenheimer  Quest  Balanced  Fund,  Oppenheimer
Quest  Opportunity Value Fund and Oppenheimer Small Cap Value Fund, to sign on his behalf any and all Registration  Statements  (including any post-effective amendments to Registration  Statements)  under the Securities Act of 1933, the
Investment  Company Act of 1940 and any  amendments and  supplements  thereto, any filings on Form N-14, and other  documents in connection  thereunder,  and
Forms 3, 4 and 5, and to file the same, with all exhibits  thereto,  and other documents in  connection  therewith,  with the United  States  Securities  and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as he  might  or could do in  person, hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of December, 2004

/s/ Paul Y. Clinton                             /s/ Thomas W. Courtney
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Paul Y. Clinton                           Thomas W. Courtney

/s/ Robert G. Galli                       /s/ Lacy B Herrmann
-----------------------------------       -----------------------------------
Robert G. Galli                           Lacy B. Herrmann

/s/ Brian Wruble                          /s/ John V. Murphy
-----------------------------------       -----------------------------------
Brian Wruble                              John V. Murphy

/s/ Brian W. Wixted
-----------------------------------
Brian W. Wixted

                    /s/ W. Wayne Miao
Witness: ___________________________________
                W. Wayne Miao, Assistant Secretary